Exhibit 2

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Morgan Stanley & Co. LLC Morgan Stanley Capital I Inc. Morgan Stanley Mortgage Capital Holdings LLC 1585 Broadway New York, New York 10036

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below relating to certain information contained in a Microsoft Excel® workbook and certain information identified in the column headings “Total Recoveries” and “Lease Term Expire Date” in the Underwritten Rent Roll (as defined herein and collectively, the “Underwritten Model”) in connection with the proposed offering of certain classes of ARES Trust 2026-TRON Commercial Mortgage Pass-Through Certificates, Series 2026-TRON. Morgan Stanley & Co. LLC, Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC (collectively, the “Company”) are responsible for the information provided to us, including the Underwritten Model.

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Underwritten Model. Additionally, ARES Management Capital Markets LLC, Societe Generale Financial Corporation, SG Americas Securities, LLC, NWL Company LLC and Nomura Securities International, Inc. (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Underwritten Model and communicated differences prior to being provided the final Underwritten Model which was subjected to the procedures described below.

Procedures and Findings

On April 7, 2026, representatives of the Company provided us with the Underwritten Model containing certain information relating to one mortgage loan (the “Mortgage Loan”) secured by twenty one mortgaged properties (collectively, with the Mortgage Loan, the “Mortgage Asset”).

Member of
Deloitte Touche Tohmatsu Limited

From March 10, 2026 through April 2, 2026, representatives of the Company provided us with certain Source Documents (as defined in the attached Appendix A) related to the Mortgage Asset. We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents.  In addition, we make no representations as to whether the Source Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the Mortgage Asset.

At your request, using the Source Documents and assumptions and methodologies provided to us by representatives of the Company, we performed the procedures set forth on the attached Appendix B with respect to the Mortgage Asset, and found them to be in agreement.

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We make no representations as to (i) the existence of the underlying documents or data comprising the Mortgage Asset underlying the Underwritten Model or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, (ii) whether the Source Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the Mortgage Asset, (iii) the existence or ownership of the Mortgage Asset or (iv) the reasonableness of any of the aforementioned assumptions, information or methodologies provided to us by the Company.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the information in the Underwritten Model. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the use and information of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 17, 2026

Appendix A

Source Documents

For purposes of performing the agreed-upon procedures described herein and at your request, we relied upon the following source documents as provided to us by representatives of the Company, with respect to the Mortgage Asset (the “Source Documents”):

The information set forth in the “Occupancy History” worksheet of the Underwritten Model (the “Historical Occupancy File”);

ARGUS projected cashflow and leasing summary reports (the “ARGUS Reports”);

Cash flow budget worksheet for the forecasted year 1 period (the “Financials + Budget Worksheet”);

Tenant leases, lease abstracts, lease summaries or lease estoppels (collectively, the “Leases”);

Profit and loss worksheets for the periods ending December 31, 2022, December 31, 2023, December 31, 2024 and December 31, 2025 (collectively, the “Operating Statements”); and

The certain information set forth in the “Rent Roll” worksheet of the Underwritten Model (the “Underwritten Rent Roll”).

Appendix B

Description of the Procedures

1.	Using the information set forth in the Historical Occupancy File, we recomputed the occupancy percentage for the Mortgage Loan as of December 31, 2022, December 31, 2023, December 31, 2024 and December 31, 2025. We compared such recomputed information to the corresponding information, set forth in the “Cash Flows” worksheet in the Underwritten Model in the row titled “Physical Occupancy.”

For purposes of our comparisons, representatives of the Company have instructed us that variances of 0.5% or less of the respective value indicated on the Underwritten Model are deemed to be “in agreement.”

2.	Using the information set forth in the Underwritten Rent Roll, we recomputed the overall physical occupancy percentage of the Mortgage Loan as of April 1, 2026. We compared such recomputed information to the corresponding information set forth in the “Cash Flows” worksheet of the Underwritten Model in the column titled “Morgan Stanley UW.”

For purposes of our comparisons, representatives of the Company have instructed us that variances of 0.5% or less of the respective value indicated on the Underwritten Model are deemed to be “in agreement.”

3.	Using the revenue and expense information set forth in the Operating Statements, for each of the years ending December 31, 2022, December 31, 2023, December 31, 2024 and December 31, 2025, we recomputed the:
a.	“Effective Gross Income” as the sum of Total Rental Income, Total Other Tenant Revenue and Total Other Revenue.
b.	“Total Expenses” as the sum of Total Reimbursable Expenses and Total Non-reimbursable Expenses.
c.	“Net Operating Income” as Effective Gross Income less Total Expenses.
d.	“Net Cash Flow” as Net Operating Income less Capital Reserves, Tenant Improvements and Leasing Commissions.

We compared such recomputed information to the corresponding information, set forth in the “Cash Flows” worksheet in the Underwritten Model.

At the instruction of representatives of the Company, variances of 3% or less of the respective value indicated on the Underwritten Model (with an absolute difference not to exceed $10,000) are deemed to be “in agreement.”

4.	We compared the “Total Recoveries” in the Underwritten Rent Roll for each of the top 5 tenants (based on underwritten base rent revenue) to the corresponding information set forth . We compared such recomputed amounts to the corresponding aggregate amount derived from the information set forth on or derived from the Argus Reports.

At the instruction of representatives of the Company, variances of 10% or less (with an absolute difference not to exceed $10,000) are deemed to be “in agreement.”

5.	We compared the “Insurance” and “Real Estate Taxes” information set forth under the column heading “Morgan Stanley UW” in the “Cash Flows” worksheet of the Underwritten Model to the corresponding information set forth in the Financials + Budget Worksheet.

At the instruction of representatives of the Company, variances of 5% or less of the respective value indicated on the Underwritten Model (with an absolute difference not to exceed $10,000) are deemed to be “in agreement.”

6.	For those leases comprising 80% of the aggregate base rent revenue for the underwritten period, we compared the information shown under the column heading “Lease Term Expire Date” in the Underwritten Rent Roll, to the corresponding information set forth in or derived from the Leases.

At the instruction of representatives of the Company, differences of 90 days or less were deemed to be “in agreement.”

7.	With respect to the information shown under the column heading “Morgan Stanley UW” of the “Cash Flows” worksheet in the Underwritten Model we:
a.	compared “Potential Base Rent” to the corresponding information set forth in or derived from the Underwritten Rent Roll.
b.	compared the “Absorption & Turnover Vacancy” to the difference between Gross-Up Vacant Recoveries and Gross-Up Vacant Rent.
c.	compared “Rent Steps,” “Credit Rent Average” and “Gross-Up Vacant Rent,” to the corresponding information set forth in or derived from the ARGUS Reports and Leases.
d.	compared “Total Rental Income” to the sum of Potential Base Rent, Absorption & Turnover Vacancy, Rent Steps, Credit Rent Average and Gross-Up Vacant Rent.
e.	compared “Expense Recoveries” to the corresponding information set forth in or derived from the ARGUS Reports.
f.	compared “Gross-Up Vacant Recoveries” to the corresponding information set forth in or derived from the ARGUS Reports.
g.	compared “Total Other Tenant Revenue” to the sum of Expense Recoveries and Gross-Up Vacant Recoveries.
h.	compared “Other Income” to the sum of “Total Other Revenue” and “Miscellaneous Rent” set forth in the Financials + Budget Worksheet.
i.	compared “UW Gross Rent” to the sum of Total Rental Income, Total Other Tenant Revenue and Other Income.
j.	compared the amount shown for each of the “Reimbursable Expenses” categories (except for “Management Fee”) to the corresponding information set forth in or derived from the Financials + Budget Worksheet.
k.	compared “Management Fee” to the product of 3.0% and EFFECTIVE GROSS INCOME.
l.	compared “Total Reimbursable Expenses” to the sum of the amounts in the indicated Reimbursable Expenses categories and Management Fees.
m.	compared the amount shown for the “Total Non-Reimbursable Expenses” to the sum of the “Non-recoverable Expenses” and “Non-Recoverable Exp Offset” set forth in the Financials + Budget Worksheet.
n.	compared “TOTAL EXPENSES” to the sum of Total Reimbursable Expenses and Total Non-Reimbursable Expenses.
o.	compared “NET OPERATING INCOME” to UW Gross Rent less TOTAL EXPENSES.
p.	compared “Capital Reserves” to the product of $0.10 and the total square footage of the Mortgage Asset (6,449,041) as derived from the Underwritten Rent Roll.
q.	compared “Tenant Improvements” and “Leasing Commissions” to the product of $0.25 and the total square footage of the Mortgage Asset (6,449,041) as derived from the Underwritten Rent Roll.
r.	compared “NET CASH FLOW” to NET OPERATING INCOME less the sum of Capital Reserves, Tenant Improvements and Leasing Commissions.

For purposes of our comparisons in procedures 7.a. through 7.r., representatives of the Company have instructed us that variances of 3% or less of the respective value indicated on the Underwritten Model (with an absolute difference not to exceed $25,000) are deemed to be “in agreement.”